[GRAPHIC OF INVESCO LOGO OMITTED]

         CIM HIGH YIELD SECURITIES - 2000 SEMI-ANNUAL REVIEW AND OUTLOOK

          We are pleased to provide this semi-annual report for CIM High Yield Securities ("the Fund") as of June 30, 2000. The following pages include a listing of the Fund's holdings as of June 30, 2000 and its financial statements as of and for the six months ended on that date.

          Following the high yield market's disappointing performance in 1999, conditions continued to deteriorate during the first six months of 2000. Contrary to hopes, the onset of "Y2K" did not bring improvement in the market's fortunes. The high yield market instead experienced significant outflows from high yield mutual funds, a marked increase in default rates, and a reduced new issue calendar, all of which negatively influenced its performance.

          Reflecting those conditions as well as a couple of negative portfolio-specific events, the Fund's total return for the first-half of 2000 (six months ended June 30), based on net asset value and before Fund expenses, was -2.99%. After Fund expenses, the total net asset value-based return for the same period was -3.52%. On a market value basis, the Fund's total return for the six months ended June 30, 2000 was 9.49%. The negative portfolio-specific events that occurred in the first six months of 2000 included the April default by Safety Components International, Inc. and the decline in the value of Vlasic Foods International Inc. bonds during the month of May. Past performance is not indicative of future results.

          The first-half returns of market benchmarks were also disappointing. For the six month period ended June 30, 2000, the Credit Suisse First Boston Domestic+ High Yield Index posted a total return of -1.38%, which was down significantly from its subpar 2.26% return in 1999. The first-half 2000 performance occurred despite the high yield market's strong rebound during June, in which the Index returned 2.12% following the Federal Open Market Committee's May 16th decision to increase the federal funds rate by 50 basis points. Even with June's rebound, however, the high yield market significantly underperformed other higher grade fixed-income asset classes in the six months ended June 30, 2000. For example, investment grade corporate bonds returned 2.40% over that time frame, as measured by the Salomon Smith Barney (SSB) High Grade Corporate Index, and U.S. Treasuries returned 5.35% during the period, as measured by the SSB Treasury Index.

          Going into the second half of the year, we are somewhat sanguine but also cautious. Many observers of the high yield market are increasingly optimistic about near term prospects, highlighting the market's "attractive" yield and yield spread levels and an apparent buildup in "sidelined" cash, which a recent Salomon Smith Barney report suggested may total as much as $9.4 billion. Moreover, recent economic and other releases have suggested that the economy may indeed be slowing and that default rates may also be starting to decline, both of which would improve market sentiment substantially. While we are encouraged by the above dynamics, we nevertheless remain concerned about the market's ability to absorb unforeseen negative surprises, such as another increase in the federal funds rate by the Federal Reserve Board or an unexpected spike in default rates. As a result, in managing in the current "mixed signals" environment, we plan to intensify our focus on credit selection, diversification, and liquidity, until the likely outcome of today's uncertainties becomes more evident.

          We thank you for your continued support and look forward to an improved second-half of 2000.

                                                    INVESCO, Inc.

(Blank page inserted here.)

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- 123.6%
              TELECOMMUNICATION -- 29.0%
 $1,250,000   Flag Telecom Holding Ltd., Sr. Notes, 11.625%, 03/30/10 ...........................    $  1,212,500
    500,000   Leap Wireless, Sr. Notes, 12.500%, 04/15/10*** ....................................         442,500
  1,000,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10*** ...........................         990,000
  1,000,000   MGC Communications, Inc./Mpower Communications, Sr. Notes,
                13.000%, 04/01/10*** ............................................................         945,000
    550,000   NATG Holdings LLC/Orius Capital Corp., Sr. Sub. Notes, 12.750%, 02/01/10*** .......         569,250
  1,000,000   NEXTLINK Communications, Inc., Sr. Notes, 10.750%, 11/15/08 .......................         990,000
  1,000,000   PSINet, Inc., Sr. Notes, 11.000%, 08/01/09 ........................................         930,000
  1,000,000   Primus Telecommunications Group, Sr. Notes, 11.750%, 08/01/04 .....................         805,000
    500,000   RCN Corp., Sr. Notes, 10.125%, 01/15/10 ...........................................         418,750
    300,000   Spectrasite Holdings, Inc., Sr. Notes, 0.000%, 03/15/10** .........................         165,000
  1,000,000   Williams Communications Group, Inc., Sr. Notes, 10.875%, 10/01/09 .................         982,500
    875,000   Winstar Communications Group, Sr. Notes, 12.750%, 04/15/10*** .....................         820,312
  1,000,000   Worldwide Fiber, Inc., Sr. Notes, 12.000%, 08/01/09 ...............................         945,000
                                                                                                     ------------
                                                                                                       10,215,812
                                                                                                     ------------
              HOTELS AND CASINOS -- 9.7%
    525,000   Circus Circus Enterprise, 9.250%, 12/01/05 ........................................         509,250
    700,000   Florida Panther Holdings, 9.875%, 04/15/09 ........................................         659,750
  1,000,000   Hollywood Casino Corp., Sr. Sub. Notes, 11.250%, 05/01/07 .........................       1,027,500
    500,000   Lodgian Financing Corp., Sr. Sub. Notes, 12.250%, 07/15/09 ........................         403,125
    800,000   MGM Grand, Inc., Sr. Sub. Notes, 9.750%, 06/01/07 .................................         818,000
                                                                                                     ------------
                                                                                                        3,417,625
                                                                                                     ------------
              ELECTRONICS -- 9.6%
    700,000   Chippac International Ltd., Sr. Sub. Notes, 12.750%, 08/01/09 .....................         763,000
    675,000   Fairchild Semiconductor, 10.375%, 10/01/07 ........................................         690,187
    420,000   Intersil Corp., 13.250%, 08/15/09 .................................................         481,950
    625,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 ................         670,313
    900,000   Viasystems, Inc., Sr. Sub. Notes, 9.750%, 06/01/07 ................................         783,000
                                                                                                     -------------
                                                                                                        3,388,450
                                                                                                     -------------
              BUILDING AND DEVELOPMENT -- 7.5%
  1,000,000   American Plumbing & Mechanics, Sr. Sub. Notes, 11.625%, 10/15/08 ..................         937,500
  1,050,000   Atrium Companies, Inc., Sr. Sub. Notes, 10.500%, 05/01/09 .........................         889,875
    900,000   Prison Realty Trust, Inc., Sr. Notes, 12.000%, 06/01/06 ...........................         814,500
                                                                                                     ------------
                                                                                                        2,641,875
                                                                                                     ------------
              LEISURE -- 6.8%
  1,000,000   Polaroid Corp., Sr. Notes, 11.500%, 02/15/06 ......................................       1,045,000
  1,000,000   Premier Parks, Inc., Sr. Notes, 9.750%, 06/15/07 ..................................         971,250
    500,000   Riddell Sports, Inc., Sr. Sub. Notes, 10.500%, 07/15/07 ...........................         387,500
                                                                                                     ------------
                                                                                                        2,403,750
                                                                                                     ------------


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
              CHEMICALS AND PLASTICS -- 6.8%
 $1,000,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 ....................................    $    985,000
  1,000,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ..........................         997,500
    400,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10*** ...............         413,500
                                                                                                     ------------
                                                                                                        2,396,000
                                                                                                     ------------
              OIL AND GAS -- 6.3%
    750,000   Costilla Energy, Inc., Sr. Notes, 10.250%, expire 10/01/06
                (10/03/96, cost $750,000)+(a) ...................................................         330,000
    525,000   Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 ..................................         527,625
    550,000   R & B Falcon Corp., 12.250%, 03/15/06 .............................................         602,250
    750,000   Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ...............................         763,125
                                                                                                     ------------
                                                                                                        2,223,000
                                                                                                     ------------
              PACKAGING AND CONTAINERS -- 5.8%
  1,000,000   Huntsman Packaging Corp., Sr. Sub. Notes, 13.000%, 06/01/10*** ....................       1,035,000
  1,000,000   Stone Container Corp., Sr. Sub. Notes, 12.250%, 04/01/02 ..........................       1,005,000
                                                                                                     ------------
                                                                                                        2,040,000
                                                                                                     ------------
              BROADCAST, RADIO AND CABLE T.V. -- 5.6%
    250,000   Charter Communications, Sr. Sub. Notes, 10.250%, 01/15/10 .........................         243,125
  1,250,000   Galaxy Telecommunication L.P., Sr. Sub. Notes, 12.375%, 10/01/05 ..................       1,087,500
    700,000   XM Satellite Radio, Inc., Sr. Sub. Notes, 14.000%, 03/15/10*** ....................         619,500
                                                                                                     ------------
                                                                                                        1,950,125
                                                                                                     ------------
              AUTOMOTIVE -- 5.2%
    765,000   American Axle & Manufacturing, Inc., Sr. Sub. Notes, 9.750%, 03/01/09 .............         717,188
    500,000   Exide Corp., Sr. Notes, 10.000%, 04/15/05 .........................................         432,500
  1,000,000   Safety Components, Sr. Sub. Notes, 10.125%, 07/15/07 (a) ..........................         205,000
    550,000   Tenneco Automotive, Inc., Sr. Sub. Notes, 11.625%, 10/15/09 .......................         492,250
                                                                                                     ------------
                                                                                                        1,846,938
                                                                                                     ------------
              HOME FURNISHINGS -- 3.2%
    650,000   O'Sullivan Industries, 13.375%, 10/15/09*** .......................................         628,875
    550,000   Winsloew Furniture, Inc., 12.750%, 08/15/07 .......................................         508,750
                                                                                                     ------------
                                                                                                        1,137,625
                                                                                                     ------------
              FINANCIAL INTERMEDIARIES -- 2.5%
    900,000   AmeriCredit Corp., 9.875%, 04/15/06 ...............................................         877,500
                                                                                                     ------------
              APPAREL/TEXTILES -- 2.4%
  1,000,000   CMI Industries, Sr. Sub. Notes, 9.500%, 10/01/03 ..................................         485,000
  1,000,000   Pillowtex Corp., Sr. Sub. Notes, 10.000%, 11/15/06 ................................         355,000
                                                                                                     ------------
                                                                                                          840,000
                                                                                                     ------------
              ECOLOGICAL -- 2.4%
  1,000,000   Allied Waste North American, Sr. Notes, 10.000%, 08/01/09 .........................         840,000
                                                                                                     ------------



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              FOOD SERVICE -- 2.2%
 $  750,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 ........................................   $     770,625
                                                                                                     ------------
              FOOD DRUG RETAILER -- 2.1%
    850,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 ............................         752,250
                                                                                                     ------------
              HEALTHCARE -- 2.0%
    700,000   Triad Hospitals Holdings, Sr. Sub. Notes, 11.000%, 05/15/09 .......................         719,250
                                                                                                     -------------
              STEEL -- 2.0%
    700,000   Acme Metals, Inc., Sr. Notes, 10.875%, 12/15/07(a) ................................         103,250
    600,000   LTV Corp., Sr. Notes, 11.750%, 11/15/09 ...........................................         507,000
    500,000   Republic Technology/RTI Capital, 13.750%, 07/15/09*** .............................          88,125
                                                                                                     ------------
                                                                                                          698,375
                                                                                                     ------------
              AEROSPACE -- 2.0%
  1,000,000   Fairchild Corp., 10.750%, 04/15/09 ................................................         697,500
                                                                                                     ------------
              INDUSTRIAL EQUIPMENT -- 1.8%
    300,000   Blount, Inc., Sr. Sub. Notes, 13.000%, 08/01/09 ...................................         307,500
    500,000   Nationsrent, Inc., Sr. Sub. Notes, 10.375%, 12/15/08 ..............................         322,500
                                                                                                     ------------
                                                                                                          630,000
                                                                                                     ------------
              COSMETICS/TOILETRIES -- 1.8%
    775,000   Chattem, Inc., Sr. Sub. Notes, 8.875%, 04/01/08 ...................................         623,875
                                                                                                     ------------
              OTHER RETAILERS -- 1.7%
  1,000,000   Ames Department Stores, Sr. Notes, 10.000%, 04/15/06 ..............................         610,000
                                                                                                     ------------
              AIR TRANSPORTATION -- 1.5%
    600,000   Northwest Airlines, Inc., 7.875%, 03/15/08 ........................................         530,250
                                                                                                     ------------
              SURFACE TRANSPORTATION -- 1.4%
    750,000   Ameritruck Distribution Corp., Sr. Sub. Notes, 12.250%, 11/15/05(a) ...............               0
    525,000   North American Van Lines, Sr. Sub. Notes, 13.375%, 12/01/09*** ....................         496,125
                                                                                                     ------------
                                                                                                          496,125
                                                                                                     ------------
              MANUFACTURING DIVERSIFIED -- 1.3%
    500,000   WEC Co., Inc., Sr. Notes, 12.000%, 07/15/09 .......................................         448,125
                                                                                                     ------------
              FOOD PRODUCTS -- 1.0%
  1,000,000   Vlasic Foods International, Inc., Sr. Sub. Notes, 10.250%, 07/01/09 ...............         355,000
                                                                                                     ------------
              TOTAL CORPORATE BONDS AND NOTES (Cost $51,064,228) ................................      43,550,075
                                                                                                     ------------
 UNITED STATES GOVERNMENT SECURITIES -- 3.2%
              UNITED STATES TREASURY BILL:
  1,125,000   5.097%++, 07/13/00 ................................................................       1,123,119
                                                                                                     ------------
              TOTAL UNITED STATES GOVERNMENT SECURITIES
                 (Cost $1,123,119) ..............................................................       1,123,119
                                                                                                     ------------


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

                                                                                                          VALUE
   SHARES                                                                                               (NOTE 1)
  -------                                                                                             -----------
 COMMON STOCK -- 0.3%
      1,601   Harvest Foods, Inc. (cost $36)**+ .................................................    $      1,601
      8,806   Tele1 Europe BV (cost $0)**+ ......................................................         106,222
                                                                                                     ------------
              TOTAL COMMON STOCK
                (Cost $36) ......................................................................         107,823
                                                                                                     ------------
 WARRANTS -- 2.3%
      1,000   Globalstar Telecom, Warrants, expire 02/15/04
                (cost $0)**+*** .................................................................           1,000
        650   Intersils Corp., Warrants, expire 08/15/09
                (cost $0)**+*** .................................................................         552,500
        700   MGC Communications, Inc., Warrants, expire 10/01/04
                (cost $0)**+*** .................................................................         210,000
        650   O'Sullivan Industries, Warrants, expire 10/05/09
                (cost $0)**+*** .................................................................           1,300
        650   O'Sullivan Industries, Inc., Warrants, expire 10/05/09
                (cost $0)**+*** .................................................................           1,300
      1,000   Primus Telecom, Warrants, expire 08/01/04
                (cost $0)**+ ....................................................................          30,750
        500   Republic Technology, Warrants, expire 07/15/09
                (cost $0)**+*** .................................................................               5
        550   Winsloew Furniture, Inc., Warrants, expire 08/15/07
                (cost $0)**+*** .................................................................           5,500
                                                                                                     ------------
                                                                                                          802,355
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $52,187,383*) ..............................................      129.4%       45,583,372
OTHER ASSETS AND LIABILITIES (NET) .................................................      (29.4)      (10,361,165)
                                                                                          ------      -----------
NET ASSETS .........................................................................      100.0%      $35,222,207
                                                                                          ======      ===========

--------------------------------------------------------------------------------
  * Aggregate cost for Federal income tax purposes.
 ** Non-income producing security.
*** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the cost of the security. The total fair value of such securities at June 30, 2000 is $1,240,178 which represents 3.521% of total net assets.
 ++ Rate represents annualized yield at date of purchase.
(a) Issuer in default.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


ASSETS:
     Investments, at value (Cost $52,187,383) (Note 1)
       See accompanying statement ..............................................                      $ 45,583,372
     Cash ......................................................................                             8,307
     Interest receivable .......................................................                         1,584,808
     Prepaid expenses ..........................................................                               786
                                                                                                     -------------
        Total Assets ...........................................................                        47,177,273
LIABILITIES:
     Notes payable (including accrued interest of $164,510)  (Note 5) ..........      $11,914,510
     Investment advisory fee payable (Note 2) ..................................           14,077
     Administration fee payable (Note 2) .......................................            3,224
     Custodian fees payable (Note 2) ...........................................            3,037
     Accrued expenses and other payables .......................................           20,218
                                                                                     ------------
        Total Liabilities ......................................................                        11,955,066
                                                                                                     -------------
NET ASSETS .....................................................................                     $  35,222,207
                                                                                                     -------------
NET ASSETS consist of:
     Accumulated undistributed net investment income ...........................                     $     182,261
     Accumulated net realized loss on investments sold .........................                        (5,828,981)
     Unrealized depreciation of investments ....................................                        (6,604,011)
     Shares of beneficial interest, $0.01 per share par value,
       issued and outstanding 5,878,325 ........................................                            58,783
     Paid-in capital in excess of par value ....................................                        47,414,155
                                                                                                     -------------
        Total Net Assets .......................................................                     $  35,222,207
                                                                                                     =============
NET ASSET VALUE PER SHARE
     ($35,222,207 / 5,878,325 shares of beneficial interest outstanding) .......                      $       5.99
                                                                                                     =============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)



INVESTMENT INCOME:
    Interest ...................................................................                      $  2,874,215
                                                                                                       -----------
      Total Investment Income ..................................................                         2,874,215
EXPENSES:
    Interest expense (Note 5) ..................................................         $456,100
    Investment advisory fee (Note 2) ...........................................           90,615
    Miscellaneous ..............................................................           26,592
    Legal and audit fees .......................................................           31,503
    Trustees' fees and expenses (Note 2) .......................................           21,532
    Administration fee (Note 2) ................................................           19,891
    Custodian fees (Note 2) ....................................................            7,170
    Shareholder servicing agent fees (Note 2) ..................................           10,500
                                                                                        ---------
      Total Expenses ...........................................................                           663,903
                                                                                                       -----------
NET INVESTMENT INCOME ..........................................................                         2,210,312
                                                                                                       ===========

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    (Notes 1 and 3):
      Net realized loss on investments sold during the period ..................                          (368,885)
      Net unrealized depreciation of investments during the period .............                        (2,979,917)
                                                                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................................                        (3,348,802)
                                                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................                       $(1,138,490)
                                                                                                       ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)



NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest received .........................................................    $   2,751,567
     Operating expenses paid ...................................................         (233,129)
                                                                                    ------------
Net cash provided by operating activities ......................................                     $   2,518,438
Cash flows from investing activities:
     Increase in short-term securities, net ....................................         (506,108)
     Purchases of long-term securities .........................................      (21,113,488)
     Proceeds from sales of long-term securities ...............................       22,354,846
                                                                                    -------------
Net cash provided by investing activities ......................................                           735,250
                                                                                                     -------------
Net cash  provided by operating and investing  activities ......................                       3,253,688
Cash flows from financing activities:
     Interest payments on notes payable ........................................         (468,674)
     Principal payments on notes payable .......................................         (750,000)
     Cash dividends paid .......................................................       (2,028,051)
                                                                                    -------------
Net cash used in financing activities ..........................................                        (3,246,725)
                                                                                                     -------------
Net increase in cash ...........................................................                             6,963
Cash -- beginning of period ....................................................                             1,344
                                                                                                     -------------
Cash -- end of period ..........................................................                      $      8,307
                                                                                                     =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
   INVESTING ACTIVITIES:
Net decrease in net assets resulting from operations ...........................                     $  (1,138,490)
     Interest expense ..........................................................          456,100
     Decrease in investments ...................................................        4,084,052
     Increase in interest receivable ...........................................         (122,648)
     Decrease in prepaid expenses ..............................................            1,360
     Decrease in investment advisory fee payable ...............................           (3,814)
     Decrease in administration fee payable ....................................             (109)
     Increase in custodian fee payable .........................................              659
     Decrease in accrued expenses and other payables ...........................          (23,422)
                                                                                    -------------
              Total adjustments ................................................                         4,392,178
                                                                                                     -------------
Net cash provided by operating and investing activities ........................                     $   3,253,688
                                                                                                     =============



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS


                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                    JUNE 30, 2000      YEAR ENDED
                                                                                     (UNAUDITED)    DECEMBER 31, 1999
                                                                                    -------------   -----------------

Net investment income ..........................................................    $   2,210,312     $  4,246,404
Net realized loss on investments sold during the period ........................         (368,885)        (355,116)
Net unrealized depreciation of investments during the period ...................       (2,979,917)      (1,968,740)
                                                                                    ------------      ------------
Net increase/(decrease) in net assets resulting from operations ................       (1,138,490)       1,922,548
Distributions to shareholders from net investment income .......................       (2,028,051)      (4,173,046)
Net increase in net assets from Fund share transactions (Note 4) ...............                0           72,647
                                                                                    -------------     ------------
Net decrease in net assets .....................................................       (3,166,541)      (2,177,851)
NET ASSETS:

Beginning of period ............................................................       38,388,748       40,566,599
                                                                                    -------------     ------------
End of period (including undistributed net investment income of
   $182,261 and $0, respectively) ..............................................    $  35,222,207     $ 38,388,748
                                                                                    =============     ============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                            SIX MONTHS
                              ENDED       YEAR     YEAR      YEAR      YEAR        YEAR        YEAR        YEAR         YEAR
                             6/30/00      ENDED    ENDED     ENDED     ENDED       ENDED       ENDED       ENDED        ENDED
                            (UNAUDITED) 12/31/99  12/31/98* 12/31/97  12/31/96    12/31/95    12/31/94    12/31/93     12/31/92
                             ---------  --------  -------   --------  --------    --------    --------    --------     -------

Operating performance:
Net asset value, beginning
   of period ...........     $  6.53    $  6.91   $  7.96   $  7.69   $  7.32     $  7.11     $  8.02     $  7.58      $  7.10
                             -------    -------   -------   -------   -------     -------     -------     -------      -------
Net investment income           0.38       0.72      0.71      0.78      0.78        0.77        0.82        0.87         0.83
Net realized and
   unrealized gain/(loss)
   on investments ......       (0.57)     (0.39)    (1.07)     0.30      0.36        0.23       (0.89)       0.71         0.46
                             -------    -------   -------   -------   -------     -------     -------     -------      -------
Net increase/(decrease) in
   net assets resulting from
   investment operations       (0.19)      0.33     (0.36)     1.08      1.14        1.00       (0.07)       1.58         1.29
Change in net asset value
   from Fund share
   transaction                    --         --        --        --        --          --          --       (0.31)          --
Distributions:
Dividends from net
   investment income ...       (0.35)     (0.71)    (0.69)    (0.78)    (0.77)      (0.79)      (0.84)      (0.83)       (0.81)
Dividends in excess of net
   investment income              --         --        --     (0.03)       --          --          --          --           --
                             -------    -------   -------   -------   -------     -------     -------     -------      -------
Total from distributions       (0.35)     (0.71)    (0.69)    (0.81)    (0.77)      (0.79)      (0.84)      (0.83)       (0.81)
                             -------    -------   -------   -------   -------     -------     -------     -------      -------
Net asset value, end of
   period ..............     $  5.99    $  6.53   $  6.91   $  7.96   $  7.69     $  7.32     $  7.11     $  8.02      $  7.58
                             =======    =======   =======   =======   =======     =======     =======     =======      =======
Market value, end of
   period ..............     $ 5.438    $ 5.250   $ 7.190   $ 8.313   $ 8.125     $ 7.875     $ 7.125     $ 7.875      $ 7.500
                             =======    =======   =======   =======   =======     =======     =======     =======      =======
Total investment return         9.49%    (18.89)%  (5.45)%    13.31%    14.38%      22.72%       0.99%      16.55%(3)    25.70%
                             =======    =======   =======   =======   =======     =======     =======     =======      =======
Ratios to average net
   assets / supplemental
   data:
Net assets, end of period
   (in 000's) ..........     $35,222    $38,389   $40,567   $45,848   $43,495     $40,636     $38,678     $42,901      $30,024
Ratio of net investment
   income to average
   net assets ..........       12.20%+    10.76%     9.37%    10.08%    10.46%      10.32%      10.82%      11.17%       11.00%
Ratio of operating expenses
   to average net assets        1.15%(2)+  1.02%(2)  1.02%(2)  1.06%(2)  1.10%(2)    1.14%(2)    0.95%(2)    1.09%(2)     1.65%(2)
Portfolio turnover
   rate(1) .............        45.6%      98.0%     62.4%    154.5%    172.2%       79.9%       50.6%      114.3%        40.6%


                              YEAR      YEAR
                              ENDED     ENDED
                             12/31/91  12/31/90
                             --------  --------
Operating performance:
Net asset value, beginning
   of period ...........     $  5.65   $  7.38
                             -------   -------
Net investment income           0.84      0.86
Net realized and
   unrealized gain/(loss)
   on investments ......        1.44     (1.72)
                             -------   -------
Net increase/(decrease) in
   net assets resulting from
   investment operations        2.28     (0.86)
Change in net asset value
   from Fund share
   transaction .........          --        --
Distributions:
Dividends from net
   investment income           (0.83)    (0.87)
Dividends in excess of net
   investment income ...          --        --
                             -------   -------
Total from distributions       (0.83)    (0.87)
                             -------   -------
Net asset value, end of
   period ..............     $  7.10   $  5.65
                             =======   =======
Market value, end of
   period ..............     $ 6.625   $ 4.750
                             =======   =======
Total investment return        58.61%   (20.89)%
                             =======   =======
Ratios to average net
   assets / supplemental
   data:
Net assets, end of period
   (in 000's) ..........     $28,015   $22,283
Ratio of net investment
   income to average
   net assets ..........       12.59%    13.00%
Ratio of operating expenses
   to average net assets        2.46%     2.35%
Portfolio turnover
   rate(1) .............        51.2%     34.9%

--------------------------------------------------------------------------------
* On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO, Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales portfolio securities for a period and dividing it by the monthly average value of such securities during the period, excluding short term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.67%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the six months ended June
    30, 2000 and the years ended  December 31, 1999,  1998,  1997,  1996,  1995,
    1994, 1993, and 1992, respectively.
(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.
  + Annualized

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO  VALUATION:   Fixed-income  securities  (other  than  short-term
obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

      2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets. INVESCO (NY), Inc. was the Fund's investment adviser until January 1, 2000, when through a series of corporate transactions, INVESCO (NY), Inc. was merged into INVESCO, Inc. No "assignment" of the Advisory Agreement resulted from these transactions.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. (formerly First Data Investor Services Group, Inc.) ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).

3. PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended June 30, 2000, amounted to $21,113,488 and $22,354,846, respectively.

      At June 30, 2000, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax cost amounted to $528,467, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $7,322,159.

      At June 30, 2000, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $869,223, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $679,542.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4.   FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                 SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2000              DECEMBER 31, 1999
                                                                -------------------         --------------------
                                                                SHARES       AMOUNT         SHARES        AMOUNT
                                                                ------       ------         ------        ------
Issued as reinvestment of dividends ...................             0         $0            10,529        $72,647
                                                                   --         --            ------        -------
Net increase ..........................................             0         $0            10,529        $72,647
                                                                   ==         ==            ======        =======

5.   NOTES PAYABLE

      The Fund currently has a $12.5 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At June 30, 2000, the Fund had borrowings of $11,750,000 outstanding under this Agreement. During the six months ended June 30, 2000, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.5625% to 7.5300% and average debt per share of $2.13. For the six months ended June 30, 2000, interest expense totaled $456,100 under this Agreement.

6. CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 1999, the Fund had available for Federal tax purposes unused capital loss carryforwards of $1,552,171, $330,065, $679,423, $253,172,
$2,499,736 and $133,391  expiring in 2000,  2002,  2003,  2004,  2006, and 2007, respectively.

7. CONCENTRATION OF RISK

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8.   PORTFOLIO MANAGER CHANGES

      From April, 1999 through August, 2000, the Portfolio Manager was John Fenn. In August, 2000, Martha Metcalf became the Portfolio Manager for the Fund. Prior to joining INVESCO, Inc., Ms. Metcalf was Vice President and Portfolio Manager for J.P. Morgan Investment Management, Inc.

                                                      CIM
    =======================================================================
                                                      HIGH YIELD SECURITIES





                                                         Semi-Annual Report
                                                              June 30, 2000

This report is sent to shareholders of CIM High Yield Securities for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.

CIM 3192 8/00